Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill
Goodwill

14. Goodwill

        The goodwill is attributable to the workforce of the acquired business and the significant synergies expected to arise after the Group's acquisition. The changes in the carrying value of goodwill and accumulated impairment charges by segment are as follows:

	Online Game Related Operation
	PRC	International	Total
	RMB	RMB	RMB
Balance as of December 31, 2012
Goodwill	112,424,861	337,174,502	449,599,363
Accumulated impairment charges	(1,818,861)	(38,951,085)	(40,769,946)

	110,606,000	298,223,417	408,829,417

Transaction in 2013
Increase in goodwill related to acquisition	186,974,504	18,315,375	205,289,879
Impairment charges	—	(77,290,117)	(77,290,117)
Foreign currency translation adjustment	—	(25,558,299)	(25,558,299)
Balance as of December 31, 2013
Goodwill	299,399,365	329,931,578	629,330,943
Accumulated impairment charges	(1,818,861)	(116,241,202)	(118,060,063)

	297,580,504	213,690,376	511,270,880

Transaction in 2014
Increase in goodwill related to acquisition	24,515,702	—	24,515,702
Impairment charges	—	(58,211,063)	(58,211,063)
Foreign currency translation adjustment	—	2,087,877	2,087,877
Balance as of December 31, 2014
Goodwill	323,915,067	332,019,455	655,934,522
Accumulated impairment charges	(1,818,861)	(174,452,265)	(176,271,126)

	322,096,206	157,567,190	479,663,396

        The Group performs its annual goodwill impairment test of each reporting unit as of November 30, or more frequently, if certain events or circumstances warrant. Events or changes in circumstances which might indicate potential impairment in goodwill include the company-specific factors, including, but not limited to, stock price volatility, market capitalization relative to net book value, and projected revenue, market growth and operating results. Determining the number of reporting units and the fair value of a reporting unit requires the Group to make judgments and involves the use of significant estimates and assumptions. Under PRC operating segment, the Group identified one reporting unit as PRC online game business. Under International operating segment, the Group identified the following three reporting units for goodwill impairment testing: U.S. online game business, Runic Games and Unknown Worlds.

        In September 2014, in view of U.S. online game business' performance during 2014 and near-term business outlook that were below our expectations, the Group performed an interim assessment on the goodwill related to the reporting unit of U.S. online game business and recognized an estimated goodwill impairment charge of RMB40,242,058 in the third quarter of fiscal year 2014. The impairment assessment on U.S. online game business' goodwill weighted the results from the income approach and considered a combination of factors, including, but not limited to, market conditions, expected future cash flows, growth rates and discount rates, which require the Group to make certain estimates and assumptions regarding industry economic factors and future profitability of the business.

        As of November 30, 2014, the Group performed its annual goodwill impairment analysis of each reporting unit, based on which an impairment charge of RMB17,969,005 associated with Unknown Worlds reporting unit was recognized in view of sequential decline of revenue generated from the pay-per-install game developed by Unknown Worlds and its near-term business outlook. Thereafter, all goodwill arising from the acquisition of Unknown Worlds in February 2013 was fully impaired.

        For the annual goodwill impairment analysis of U.S. online game business reporting unit, in view of the recent interim goodwill impairment assessment performed in September 2014, the Group assessed qualitative factors including macroeconomic conditions, industry and market considerations, the unit's overall financial performance and other events that may affect the reporting unit and determined that it is not more-likely-than-not that the fair value of the U.S. online game business reporting unit is less than its carrying amount and concluded that no further assessment was necessary. For the remaining reporting units, namely PRC online game business and Runic Games, the Group compared the fair value of the reporting units with their carrying amounts using income approach, and concluded that the fair value of the reporting units exceeded their carrying values and determined that no adjustment to the carrying value of goodwill for these reporting units was necessary. For PRC online game business reporting unit, the percentage by which fair value exceeds carrying value of goodwill was approximately 21.6%. For Runic Games reporting unit, the percentage by which fair value exceeds carrying value of goodwill was approximately 16.2%.

        The Group used discounted cash flow method to estimate the fair value of their reporting units. This analysis requires significant judgments, including estimation of future cash flows, which is dependent on internal forecasts, and assumptions that are consistent with the plans and estimates being used to manage the Company's business, determining appropriate discount rates, estimation of the long-term rate of growth for the Company's business, estimation of the duration over which cash flows will occur, determination of the Company's weighted average cost of capital, and terminal value. The estimates of fair value of a reporting unit result from a complex series of judgments about future events and uncertainties and rely heavily on estimates and assumptions at a point in time. The valuations are based on information available as of the impairment review date and are based on expectations and assumptions that have been deemed reasonable by management. Any changes in key assumptions, including unanticipated events and circumstances, may affect the accuracy or validity of such estimates and could potentially result in an additional impairment charge.

        The goodwill impairment charges for the years ended December 31, 2012, 2013 and 2014 were RMB40,769,946, RMB77,290,117 and RMB58,211,063, respectively.